                                      EX-10
                                EXHIBIT 10(a)(12)

                         INTER*ACT SYSTEMS, INCORPORATED

                             SUBSCRIPTION AGREEMENT

     AGREEMENT by and between Inter*Act Systems, Incorporated, a North Carolina corporation (the "Corporation") and the undersigned subscriber (the "Subscriber") for shares ("Preferred Shares") of Series A Mandatorily Convertible Preferred Stock ("Preferred Stock") being offered to existing shareholders of the Corporation pursuant to the terms described in a Private Placement Memorandum dated July 27, 1998 (the "Memorandum").

     WHEREAS, the Corporation has offered the Subscriber an opportunity to purchase shares of Preferred Stock in the Corporation pursuant to a rights offering (the "Offering") of up to 300,000 shares of Preferred Stock pursuant to the terms of the Memorandum that has been delivered to the Subscriber by the Corporation,

     WHEREAS, the Subscriber desires to purchase certain of the Preferred Shares being offered and to become a holder of Preferred Stock of the Corporation.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. The Subscriber hereby subscribes and agrees to purchase, subject to the terms and conditions of this Subscription Agreement (the "Agreement") the number of Preferred Shares set forth at the end of this Agreement. This subscription and Agreement represent an irrevocable offer by the Subscriber to subscribe for such number of Preferred Shares, except as expressly provided herein. This Agreement, subject to the terms hereof, shall become a contract for the sale of said Preferred Shares upon the acceptance thereof by the Corporation on or before October 31, 1998. THE MINIMUM SUBSCRIPTION AMOUNT IS 50 PREFERRED SHARES (OR $5,000).

     2. If the Subscriber wishes to purchase a percentage of the 300,000 Preferred Shares offered pursuant to the rights offering greater than its percentage of the Company's Common Stock (the "Allocated Amount"), the additional number of shares Subscriber wishes to purchase is included in the number of Preferred Shares subscribed for at the end of this Agreement. Subscriber understands that any Preferred Shares for which subscriptions have not been received by August 31, 1998 ("Excess Shares") will be allocated on a pro rata basis among subscribers who have subscribed for additional shares and that the Corporation is not obligated to make any further solicitation to shareholders of the Corporation for the sale of any Excess Shares.

     3. The Corporation reserves the unrestricted right to accept or reject this subscription, in whole or in part, and to allocate to any subscriber less than the number of

Preferred Shares subscribed, and to withdraw this offer at any time, as provided in the Memorandum. The subscription will not become effective unless and until accepted.

     4. Please check the method of payment.

[ ] This subscription is accompanied by a check in an amount representing $100.00 for each Preferred Share to which the Subscriber has subscribed. The check is payable to "NationsBank, N.A., as Escrow Agent for Inter*Act Systems, Incorporated" (the "Escrow Agent") as Escrow Agent for both the Subscriber and the Corporation.

[ ] The Subscriber has wired funds in an amount representing $100.00 for each Preferred Share to which the Subscriber has subscribed to the following account:

               NationsBank, N.A.
               ABA # 111000025
               Credit to FTA 018-00-1981-0
               Attention: Settlements
               Reference: Inter*Act Systems Escrow Account
                          Account No:10-02-002-0006874

     5. If this subscription is not accepted by the Corporation or if there are not subscriptions accepted for 150,000 Preferred Shares by October 31, 1998, none of the Preferred Shares will be sold and the Escrow Agent shall promptly return the full amount of the Subscriber's deposit with interest to the Subscriber. If this subscription is accepted by the Corporation and if the Offering is subscribed to the extent of 150,000 Preferred Shares by the end of the Offering Period, then upon receipt of confirmation of the sale, the Escrow Agent shall pay the full amount of the Subscriber's deposit, plus interest earned thereon, into an account established by the Corporation. In the event there is not a sufficient number of Excess Shares to honor all or any portion of the subscription in excess of Subscriber's Allocated Amount, the Escrow Agent shall promptly return the payment for such portion, with interest, to Subscriber.

     6. The Subscriber hereby makes the representations and warranties set forth below with the express intention that they be relied upon by the Corporation in determining the suitability of the Subscriber to purchase Preferred Shares:

          a. The Subscriber is fully aware that the Preferred Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state securities law. The Subscriber further understands that the Preferred Shares are being sold in reliance on the exemptions from the registration requirements of the Act provided by
     Section 4(2) thereof and by Regulation D promulgated thereunder, and in reliance on exemptions from the registration requirements of the applicable state law, on the ground that the Offering involved has been limited to accredited investors described in the Accredited Investor Questionnaire and a limited number of other qualifying investors described in the Qualified Investor Questionnaire, as the case may be, of even date herewith;

          b. The Subscriber is acquiring the Preferred Shares for his, her or its own account as principal for the Subscriber's investment and not with a view to resale or distribution;

          c. The Subscriber has been furnished and has carefully read the Memorandum and has been given the opportunity to ask questions of, and receive answers from, the Corporation concerning the terms and conditions of the Offering and to obtain such additional information which the Corporation possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information contained therein or information that has been otherwise provided by the Corporation;

          d. The Subscriber fully understands and agrees that the Subscriber must bear the economic risk of investment in the Preferred Shares for an indefinite period of time because, among other reasons, the Preferred Shares have not been registered under the Act, or under any applicable state securities laws, and, therefore, cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under any applicable securities laws or an exemption from such registration is available. The Subscriber further understands and agrees that the Corporation will not honor any attempt by the Subscriber to sell, pledge, transfer or otherwise dispose of any Preferred Shares in the absence of an effective registration statement for such Preferred Shares or an opinion of counsel satisfactory to the Corporation that an exemption from any applicable registration requirements is available. The Subscriber further understands that the Corporation is under no obligation to register the Preferred Shares or make an exemption from registration available and that the Corporation has not represented that it will make any attempt to so register the Preferred Shares or to make such an exemption thereto available;

          e. The Subscriber understands that the certificate(s) representing the Preferred Shares will bear restrictive legends substantially in the following form:

               THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN

          OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

               THE SHARES OF COMMON STOCK INTO WHICH THE SHARES REPRESENTED BY THIS CERTIFICATE ARE CONVERTIBLE, AND THE TRANSFER THEREOF, ARE SUBJECT TO THE PROVISIONS OF THAT CERTAIN SHAREHOLDERS' AGREEMENT DATED AS OF APRIL 16, 1993, AS AMENDED AND AS MAY BE SUBSEQUENTLY AMENDED. COPIES OF THE SHAREHOLDERS' AGREEMENT AND AMENDMENTS THERETO ARE ON FILE IN, AND MAY BE EXAMINED AT, THE PRINCIPAL OFFICE OF THE CORPORATION.

          f. The Subscriber has sought such accounting, legal and tax advice as the Subscriber has considered necessary to make an informed investment decision;

          g. The Subscriber is aware that no federal or state agency has made any finding or determination as to the fairness of an investment in the Preferred Shares, nor any recommendation or endorsement of any such investment; and

          h. The Subscriber has delivered herewith a Representation of Accredited Investor (attached as Exhibit 1 hereto) or a Representation of Qualified Investor (attached as Exhibit 2 hereto), as the case may be, and the Subscriber represents that the information contained in such Representation is true and accurate as of the date hereof. The Subscriber agrees to advise the Corporation if any of the information contained in the Representation materially changes prior to acceptance of this subscription.

          i. The Subscriber has delivered herewith a Form W-9 - Request for Taxpayer Identification Number and Certification (attached as Exhibit 3 hereto), and the Subscriber represents that the information contained in such Form W-9 is true and accurate as of the date hereof. The Subscriber agrees to supplement the information in such Form W-9 as may be necessary to ensure that the information contained in such Form W-9 remains correct in all material respects.

     7. The Subscriber acknowledges that subscribers who upon conversion of their Preferred Shares would own more than 1% of the total number of shares of outstanding Common Stock ("Eligible Holders") will be entitled to the registration rights set forth on Exhibit A hereto. The Subscriber agrees to be bound by the terms set forth on Exhibit 4 hereto to the extent that it attempts to exercise registration rights in respect of Common Stock issued upon conversion of its Preferred Shares.

     8. The Subscriber acknowledges that the Common Stock of the Corporation into which the Preferred Shares are convertible will be issued subject to a Shareholders' Agreement dated as of April 16, 1993 among the Corporation and all of its shareholders, as amended by Amendment No. 1 to Shareholders' Agreement dated as of June 17, 1994 (the "Shareholders' Agreement"). Subscriber hereby agrees that upon any conversion of the Preferred Shares, Subscriber will execute a Joinder Agreement and will agree to be bound by the terms of the Shareholders' Agreement, as it may be amended from time to time, unless the Shareholders' Agreement is terminated prior to the issuance of Common Stock to Subscriber. Notwithstanding the foregoing, however, in the event the Shareholders' Agreement is terminated prior to the issuance of Common Stock to the Subscriber, the Subscriber nevertheless agrees to be bound by the lock-up agreement contained in Section 23 of the Shareholders' Agreement or any similar lock-up agreement then in effect with respect to the Company's shareholders. A copy of the Shareholders's Agreement is available upon request.

     9. The subscription herein shall survive the death or disability of any individual Subscriber and the dissolution or termination of any subscribing entity, and this Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of any such Subscriber. All pronouns and any variations thereof used herein shall be deemed neuter, singular or plural as the identity of the Subscriber may require.




                  [Remainder of Page Intentionally Left Blank]

     The number of Preferred Shares subscribed by the Subscriber and their registration of ownership are set forth as follows:

                              PLEASE TYPE OR PRINT

Owner:         _____________________________           _________________________
               Social Security or Federal
               Employer's ID Number

Residence
Address:       _____________________________
Mailing Address
(if other than _____________________________
Residence):    _____________________________
Telephones:    Res._________________________
               Bus._________________________

Joint Owner:
(if any):      ______________________________
               ______________________________
               Social Security or Federal
               Employer's ID Number

Residence Address:  _____________________________
Mailing
(if other           _____________________________
Residence):         _____________________________
Telephone:     Res: _____________________________
               Bus. _____________________________

PREFERRED SHARES TO BE REGISTERED AS INDICATED BELOW:

[ ] Sole ownership
[ ] Joint tenants with right of survivorship
[ ] Tenants in common


Number of Preferred Shares subscribed for*:_______________
Total Purchase Price ($100.00 per Preferred Share)*: _______________




Dated:________________________________________, 1998
*  NOTE THAT THE MINIMUM SUBSCRIPTION AMOUNT IS 50 PREFERRED SHARES (OR $5,000).

                         Signature form for individuals



_______________________________________(SEAL)
Signature

Name: _________________________________

_______________________________________(SEAL)
(Signature of Joint Owner, if any)

Name:  ________________________________




                        Signature form for corporations:



_______________________________________
(Name of corporation)


By:
  _____________________________________
(Signature of Officer)


_______________________________________
(Name and Title)

                        Signature form for Partnerships:



_______________________________________
(Name of Partnership)


By its Partners:


_______________________________________
Name


_______________________________________
Name


_______________________________________
Name


_______________________________________
Name


Each Partner Individually:



_______________________________________
Name


_______________________________________
Name


_______________________________________
Name


_______________________________________
Name

                           ACCEPTANCE OF SUBSCRIPTION

     The foregoing Subscription Agreement is ACCEPTED by the Corporation on behalf of the Corporation on this ____ day of __________________ , 1998, to the extent of __________________ Preferred Shares.

                                       Inter*Act Systems, Incorporated



                                       By:   ___________________________________
                                             Name:
                                             Title:

                                    EXHIBIT 1

                      REPRESENTATION OF ACCREDITED INVESTOR

     In connection with the proposed offering by Inter*Act Systems, Incorporated, a North Carolina corporation (the "Corporation"), of shares of the Series A Mandatorily Convertible Preferred Stock of the Corporation (the "Preferred Shares") at a purchase price of $100.00 per share in a transaction intended to qualify as a private placement of securities exempt from registration under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) thereof and Regulation D promulgated thereunder, I, the undersigned, furnish the following representations and information:

REPRESENTATIONS

1. I am not relying upon the advice of an attorney, accountant or other advisor in making a final investment decision to purchase shares since I believe I have such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the shares. I am offering as evidence of my knowledge and experience in these matters the information indicated below.

2. I am an Accredited Investor (as that term is defined in Attachment A hereto), as evidenced by my satisfying at least one of the following standards (initial the one that applies):

    [ ]a. I am an individual and had Income in excess of $200,000 in 1996 and 1997 or joint Income with my spouse in excess of $300,000 in 1996 and 1997 and reasonably expect to have Income in excess of this level in 1998. For purposes of this Representation, "Income" shall mean salary and bonus income, taxable income (gross receipts less cost of goods or services and expenses) in the case of sale of proprietorships, distributable income from trusts and partnerships, interest and dividend income (excluding unrealized gains) and vested contributions made on behalf of an individual; or

    [ ]b. I am an individual and my net worth (i.e., excess of total assets over total liabilities), either individually or together with my spouse, is at least $1,000,000; or

    [ ]c. I am a corporation or partnership, not formed for the purpose of acquiring the shares, with total assets in excess of $5,000,000; or

    [ ]d. I am an entity in which all of the equity owners meet the standards set forth in any of the immediately preceding subparagraphs. (If this standard is initialed, then each such equity owner must complete and return a copy of this Representation); or

    [ ]e. Other (specify by reference to Attachment A):


                                       _________________________

                                       _________________________

                                       _________________________

                                       _________________________

3. I am acquiring the Preferred Shares for my own account as principal for my investment and not with a view toward resale or distribution.

4. My present financial position, including my other security holdings, and my financial needs are such that:

     a. my investment in the Preferred Shares is suitable for me, and I am able to bear the economic risk of losing all funds invested; and

     b. I am able to bear the economic burden of having all such funds tied up in an essentially illiquid investment for an extended period of time.

5. All questions that I have had concerning the investment have been answered to my complete satisfaction.

6. All documents, books and records of the Corporation relative to this investment have been made available for my inspection.

7. I further acknowledge that the representations and information contained herein support the reasonable belief of Inter*Act Systems, Incorporated that I qualify within one of the above categories of Accredited Investors.


PERSONAL AND FINANCIAL INFORMATION



8. Name: _________________________________   Birth Date: _______________________

9. Permanent Residence Address (other than Post Office Box), including County, and Telephone Number: ______________________________________________________
    _________________________________________________________________________

10. Name of Current Business, Business Address and Telephone Number: ___________
    ____________________________________________________________________________
    _________________________________________________________________________

    Type of Current Business: __________________________________________________

    Position Held in Current Business, Responsibilities Involved in Position and Number of Years Employed in Position: ______________________________________
    _________________________________________________________________________
    _________________________________________________________________________

11. Name and Type of Business of Employer(s) or Business Association(s) during Past Five Years and Dates of Employment: ___________________________________
    _________________________________________________________________________
    _________________________________________________________________________
    _________________________________________________________________________

    Position(s) Held during Past Five Years and Above-named Employers:
    _________________________________________________________________________
    _________________________________________________________________________

    Responsibilities Involved in Above-named Positions:
    _________________________________________________________________________
    _________________________________________________________________________

12. Send correspondence to:
    Home: ______________________________________________________________________
    Office: ____________________________________________________________________

    Other: _____________________________________________________________________

13. Business or Professional Education and Degrees Received are as follows:


                                                       Year
                  School                Degree       Received
                  ------                ------       --------


          -------------------------   -----------   ------------



                                                       Year
                  School                Degree       Received
                  ------                ------       --------

          ---------------------------  ------------  -------

          ---------------------------  ------------  --------



14. The approximate percentage of my current income by source is as follows:

          Salary                         ______%

          -----------------------------------------

          Bonus and Commissions          ______%

          -----------------------------------------

          Dividends and Interest         ______%

          -----------------------------------------

          Real Estate Income             ______%

          -----------------------------------------

          Other Income                   ______%

          -----------------------------------------

                                           100%
                                         ------
                                         ------


15. The following approximate percentages of my net worth are invested in

          a.  "tax shelter" partnerships:       ______%


          ---------------------------------------------

          b.  marketable securities:            ______%

          ---------------------------------------------

          c.  cash:                             ______%

          ---------------------------------------------

          d.  real estate:                      ______%

          ---------------------------------------------

          e.  venture capital (equity of companies
          characterized by rapid growth and high
          risk/return investment potential):    ______%

          ---------------------------------------------
                                                   100%
                                                -------
                                                -------


16. The source(s) of the funds that I intend to use to invest is (are): (If funds are to be borrowed, so state).

     ___________________________________________________________________________
     ___________________________________________________________________________

17. Any contingent liabilities for which I may be obligated are as follows:
(State dollar amount and describe contingent liability).

     ___________________________________________________________________________
     ___________________________________________________________________________

INFORMATION CONCERNING MY INVESTMENT EXPERIENCE:

18. Prior Investment:

    a.   The frequency of my investment in marketable securities is:

         [ ]  often    [ ]  occasionally
         [ ]  seldom   [ ]  never

    b.   I have participated in the following types of investments:

         [ ] Limited Partnerships
         [ ] Tax shelters
         [ ] Private placements of securities
         [ ] Real estate
         [ ] Oil and gas investment
         [ ] Equipment leasing shelters

    c. I was not required to use a purchaser representative for any private placements.

    IN WITNESS WHEREOF, I have executed this Representation of Accredited Investor this ____ day of ________ , 1998 and declare that it is truthful and correct.


--------------------------------------------------------------------------------


__________________________________         _____________________________________
Signature of Prospective Purchaser         Signature of Prospective Co-Purchaser
--------------------------------------------------------------------------------


__________________________________         _____________________________________
PRINT Purchaser Name                       PRINT Co-Purchaser Name
--------------------------------------------------------------------------------


__________________________________         _____________________________________
Title, if applicable                       Title, if applicable
--------------------------------------------------------------------------------


(Check one)

___ Individually

___ Joint tenants with right of survivorship

___ Tenants in common

___ In Partnership

___ As custodian, Trustee or agent for ________________________

___ Corporation

                                  ATTACHMENT A

                       [Definition of Accredited Investor]

    Reg. 'SS'230.501. As used in Regulation D ('SS''SS'230.501-230.508), the following terms shall have the meaning indicated:

    (a) Accredited investor. "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

          (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity, any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; [Amended in Release No. 33-6758 ([p] 84,211), effective April 11, 1988, 53 F.R. 7866; and Release No. 33-6825 ([p] 84,404), effective April 19, 1989,
    54 F.R. 11369.]

          (2) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

          (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; [Amended in Release No. 33-6758 ([p] 84,211), effective April 11, 1988, 53 F.R. 7866.]

          (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

          (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

          (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; [Amended in Release No. 33-6738 ([p] 84,221), effective
    April 11, 1988, 53 F.R. 7866.]

          (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in 'SS' 230.506(b)(2)(ii); and [Added in Release No. 33-6758 ([p] 84,221),
    effective April 11, 1988, 53 F.R. 7866.]

          (8) Any entity in which all of the equity owners are accredited investors. [Amended in Release No. 33-6758 ([p] 84,221), effective April 11, 1988, F.R. 7866.]

EXHIBIT 2

                      REPRESENTATION OF QUALIFIED INVESTOR

    In connection with the proposed offering by Inter*Act Systems, Incorporated, a North Carolina corporation (the "Corporation"), of shares of the Series A Mandatorily Convertible Preferred Stock of the Corporation (the "Preferred Shares") at a purchase price of $100.00 per share in a transaction intended to qualify as a private placement of securities exempt from registration under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) thereof and Regulation D promulgated thereunder, I, the undersigned, furnish the following representations and information:

REPRESENTATIONS

1. I have received and carefully reviewed the Memorandum and Exhibits thereto, and have obtained such additional information as I have requested through discussions with representatives of the Corporation and otherwise.

2. I am sufficiently experienced in financial and business matters to be capable of utilizing such information to evaluate the merits and risks of my investment and to make an informed decision relating thereto, or I have utilized the services of a purchaser representative as that term is defined in Rule 501(h) promulgated under the Securities Act of 1933, as amended, and together we are sufficiently experienced in financial and business matters that we are capable of utilizing such information to evaluate the merits and risks of my investment, and to make an informed decision relating thereto. The name, address, certain representations and signature of any purchaser representative on whose advice I have relied in making a decision concerning the purchase of Preferred Shares is included with these representations in the form of Attachment A hereto.

3. I am acquiring the Preferred Shares for my own account as principal for my investment and not with a view toward resale or distribution.

4. My present financial position, including my other security holdings, and my financial needs are such that:

    a. my investment in the Preferred Shares is suitable for me, and I am able to bear the economic risk of losing all funds invested; and

    b. I am able to bear the economic burden of having all such funds tied up in an essentially illiquid investment for an extended period of time.

5. All questions that I have had concerning the investment have been answered to my complete satisfaction.

6. All documents, books and records of the Corporation relative to this investment have been made available for my inspection.

7. I further acknowledge that the representations and information contained herein support the reasonable belief of Inter*Act Systems, Incorporated that I qualify as a sophisticated investor for purposes of Rule 506.

PERSONAL AND FINANCIAL INFORMATION

8.  Name:____________________________    Birth Date: ___________________________

9. Permanent Residence Address (other than Post Office Box), including County, and Telephone Number: ______________________________________________________
    ____________________________________________________________________________

10. Name of Current Business, Business Address and Telephone Number: ___________
    ____________________________________________________________________________
    ____________________________________________________________________________

    Type of Current Business: __________________________________________________

    Position Held in Current Business, Responsibilities Involved in Position and Number of Years Employed in Position: ______________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________

11. Name and Type of Business of Employer(s) or Business Association(s) during Past Five Years and Dates of Employment: ___________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________

    Position(s) Held during Past Five Years and Above-named Employers: _________
    ____________________________________________________________________________
    ____________________________________________________________________________

    Responsibilities Involved in Above-named Positions:

    ____________________________________________________________________________
    ____________________________________________________________________________

12. Send correspondence to:
    Home: ______________________________________________________________________
    Office: ____________________________________________________________________

    Other: _____________________________________________________________________

13. Business or Professional Education and Degrees Received are as follows:


    --------------------------------------------------------------------
               School                   Degree          Year Received
               ------                   ------          -------------

    _________________________       _______________   __________________

    --------------------------------------------------------------------
    _________________________       _______________   __________________

    --------------------------------------------------------------------
    _________________________       _______________   __________________

    --------------------------------------------------------------------


14. The approximate percentage of my current income by source is as follows:


               -----------------------------------------
               Salary                         ______%

               -----------------------------------------

               Bonus and Commissions          ______%

               -----------------------------------------

               Dividends and Interest         ______%

               -----------------------------------------

               Real Estate Income             ______%

               -----------------------------------------

               Other Income                   ______%

               -----------------------------------------
                                                100%
                                              ______
               -----------------------------------------


15. The following approximate percentages of my net worth are invested in


               -------------------------------------------------
                   a.   "tax shelter" partnerships:      ______%
               -------------------------------------------------
                   b.   marketable securities:           ______%
               -------------------------------------------------
                   c.   cash:                            ______%
               -------------------------------------------------
                   d.   real estate:                     ______%
               -------------------------------------------------
                   e.   venture capital (equity of
                   companies characterized by rapid
                   growth and high risk/return           ______%
                   investment potential):
               -------------------------------------------------
                                                            100%
                                                         _______
               -------------------------------------------------


16. The source(s) of the funds that I intend to use to invest is (are): (If funds are to be borrowed, so state).

     ___________________________________________________________________________
     ___________________________________________________________________________

17. Any contingent liabilities for which I may be obligated are as follows:
(State dollar amount and describe contingent liability).

     ___________________________________________________________________________
     ___________________________________________________________________________


INFORMATION CONCERNING MY INVESTMENT EXPERIENCE:

18. Prior Investment:








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


    a. The frequency of my investment in marketable securities is:

         [ ]  often      [ ]  occasionally
         [ ]  seldom     [ ]  never

    b.   I have participated in the following types of investments:

         [ ]      Limited Partnerships
         [ ]      Tax shelters
         [ ]      Private placements of securities
         [ ]      Real estate
         [ ]      Oil and gas investment
         [ ]      Equipment leasing shelters

    c. I [ ] was [ ] was not required to use a purchaser representative for any private placements.

IN WITNESS WHEREOF, I have executed this Representation of Qualified Investor this ____ day of ____________, 1998 and declare that it is truthful and correct.



--------------------------------------------------------------------------------


__________________________________         _____________________________________
Signature of Prospective Purchaser         Signature of Prospective Co-Purchaser
--------------------------------------------------------------------------------


__________________________________         _____________________________________
PRINT Purchaser Name                       PRINT Co-Purchaser Name
--------------------------------------------------------------------------------


__________________________________         _____________________________________
Title, if applicable                       Title, if applicable
--------------------------------------------------------------------------------


(Check one)

___ Individually

___ Joint tenants with right of survivorship

___ Tenants in common

___ In Partnership

___ As custodian, Trustee or agent for ________________________

___ Corporation

                                  Attachment A

                      Statement of Purchaser Representative

    I, ________________________________, have been appointed as the purchaser representative for [ name of shareholder ] (the "Purchaser") in connection with the private placement by Inter*Act Systems, Incorporated (the "Issuer") of its Series A Mandatorily Convertible Preferred Stock.

    I hereby certify as follows:

    1. I am not an affiliate, director or officer or other employee of the Issuer, or beneficial owner of 10% or more of any class of the equity securities or 10% or more of an equity interest in the Issuer.

    2. I have sufficient knowledge and experience in financial and business matters to be capable of evaluating, alone, or together with other purchaser representatives of the Purchaser, or together with the Purchaser, the merits and risks of the prospective investment.

    3. I have fully and truthfully disclosed to Purchaser any material relationship between me or any of my affiliates and the Issuer or its affiliates that exist now, or have existed at any time during two years, as well as any compensation received, or to be received, as a result of such relationship.

    IN WITNESS WHEREOF, this Statement of Purchaser Representative is delivered to the Corporation on this __ day of ___________, 1998.



                                  ______________________________________
                                  Signature of Purchaser Representative

                                  ______________________________________
                                  Address

                                  ______________________________________
                                  City, State & Zip Code

                                  ______________________________________
                                  Telephone Number

EXHIBIT 4

                               REGISTRATION RIGHTS

    SECTION 1. Definitions. The following terms shall have the following meanings for the purpose of this Exhibit A:

         (a) "Blackout Period" has the meaning assigned to such term in Section 2(a) hereof.

         (b) "Closing" and "Closing Date" are defined as the sale and issuance of the Preferred Stock and the date of sale and issuance of the Preferred Stock, respectively, pursuant to the Subscription Agreement.

         (c) "Common Stock" means the common stock, no par value, of the Company.

         (d) "Decline Notice" has the meaning assigned to that term in Section 2(b) hereof.

         (e) "Demand Registration" has the meaning assigned to that term in
    Section 2(a) hereof.

         (f) "Eligible Holder" means a holder of shares of Preferred Stock or Registrable Securities who holds (or would hold upon the conversion of any outstanding shares of Preferred Stock) in excess of one percent (1%) of the total outstanding shares of Common Stock.

         (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (h) "Expiration Date" has the meaning assigned to that form in Section 12.

         (i) "Person" means any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

         (j) "Piggyback Registration" has the meaning assigned to that term in
    Section 3 hereof.

         (k) "Preferred Stock" means the Series A Mandatorily Convertible Preferred Stock of the Company.

         (l) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, or the securities laws of any jurisdiction other than the United States, and the declaration or ordering of effectiveness of such registration statement or document, or similar action in such other jurisdiction.

         (m) "Registrable Securities" means the shares of Common Stock issued or issuable in connection with the conversion of Preferred Stock or issued as a dividend or other distribution with respect to, or in exchange for or in replacement of such Common Stock (whether through stock dividends, stock splits, reclassifications, mergers, consolidations, recapitalizations or otherwise).

         (n) "Registration Expenses" has the meaning assigned to that term in
    Section 6(a) hereof.

         (o) "Registration Rights" means the rights to Demand Registration and Piggyback Registration of Eligible Holders pursuant to this Agreement and any other similar rights of any other Person that are in existence as of the date hereof.

         (p)  "SEC" means the Securities and Exchange Commission.

         (q) "Secondary Securities" has the meaning assigned to that term in
    Section 7 hereof.

         (r) "Securities Act" means the Securities Act of 1933, as amended.

         (s) "Violation" has the meaning assigned to that term in Section 9(a) hereof.

    SECTION 2. Registration Upon Demand. (a) At any time prior to the Expiration Date and after six months from the date that the first registration statement filed by the Company under the Securities Act with respect to the Common Stock becomes effective, upon the written request of Eligible Holders representing not less that 50% of the total numbers of shares of Common Stock issued or issuable upon conversion of the Preferred Stock that are held by Eligible Holders ("Requesting Holders") requesting that the Company effect the registration under the Securities Act of its Registrable Securities (which request shall specify the intended method of distribution thereof), the Company shall use its best efforts to register under the Securities Act (a "Demand Registration"), as expeditiously as may be practicable, the Registrable Securities that the Company has been requested to register; provided, however, that Eligible Holders shall entitled to request (i) more than two (2) Demand Registrations or (ii) any Demand Registration within the twelve-month period immediately following the date of any previous request for a Demand Registration hereunder.

    (b) The Company may, at any one time during the term of this Agreement, decline a Demand Registration request of Requesting Holders by notifying such Requesting Holders in writing within fifteen (15) days of the receipt of such request (a "Decline Notice") if, in the Company's judgment, such Demand Registration would not be in the Company's best interest.

The Decline Notice shall be effective for a three-month period commencing on the date thereof (the "Blackout Period") and shall operate as a bar to any additional Demand Registration requests of Eligible Holders for the remainder of the Blackout Period.

    SECTION 3. "Piggyback" Registrations. If, at any time during the term of this Agreement, the Company proposes to register any securities under the Securities Act in connection with any offering of its securities, whether or not for its own account (other than a registration statement filed with respect to the issuance of Common Stock, or securities convertible into or exchangeable for Common Stock, or rights to acquire Common Stock, on Form S-4 or otherwise in connection with an acquisition, merger or other transaction or on Form S-8 with respect to shares issuable pursuant to options granted or to be granted to employees of the Company), the Company shall furnish prompt written notice to each Eligible Holder of its intention to effect such registration and the intended method of distribution in connection therewith. On each such occasion, upon the written request of an Eligible Holder made to the Company within 30 days after the receipt of such a notice by the Company, the Company shall include in such registration such amount of the Registrable Securities as such Eligible Holder shall notify to the Company in writing (a "Piggyback Registration"), subject to Section 7 hereof.

    SECTION 4. Obligations of the Company. Whenever the Company is required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as may be practicable:

         (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective for up to 60 days.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of applicable law with respect to the disposition of all securities covered by such registration statement.

         (c) Furnish to the Requesting Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of applicable law, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

         (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities laws of such jurisdictions in which the securities are being registered as shall be reasonably requested by the Requesting Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions.

         (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Requesting Holders shall also enter into and perform its obligations under such an agreement.

         (f) Notify the Requesting Holders, at any time when a prospectus relating thereto is required to be delivered under applicable law, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of circumstances then existing.

    SECTION 5. Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement that each Eligible Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities.

    SECTION 6. Expenses of Registration. (a) With respect to a Demand Registration, the Company shall bear and pay all out-of-pocket expenses incurred in connection with the registrations, filings or qualifications of Registrable Securities, with respect to the registrations made pursuant to Sections 2 and 4, including, without limitation, all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and one (but only one) counsel representing all of the Eligible Holders (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to Registrable Securities.

    (b) With respect to a Piggyback Registration, each Eligible Holder shall pay a portion of the Registration Expenses incurred by or on behalf of such Eligible Holder for its benefit pro rata based on the percentage of the aggregate number of shares registered pursuant to such registration which are represented by the Registrable Securities of such Eligible Holder; provided, however, such Eligible Holder may elect to be responsible for the payment of only those expenses it would bear had it exercised its right to its Demand Registration at the Company's expense if not previously exercised (in which case, such Eligible Holder would be obligated to pay a portion of the Registration Expenses incurred by or on behalf of such Eligible Holder for its benefit in connection with any Demand Registration); and provided, further, that if the Company should agree to bear the Registration Expenses of any other stockholder in any Piggyback Registration for any other stockholder of Company on terms more favorable than those applicable to the Eligible Holders, the Company will bear the expenses of the Eligible Holders in the Piggyback Registration without requiring the payment of such expenses in connection with a Demand Registration available to the Investor or provide the more favorable terms to the Eligible Holders, as the case may be.

    SECTION 7. Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 3 to include any of the Registrable Securities of any Eligible Holder in the registration of the securities to be included in such underwriting, or in such underwriting itself, unless such Eligible Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering, whether upon exercise of Registration Rights or otherwise (collectively, "Secondary Securities"), exceeds the number of Secondary Securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only such number of Secondary Securities, including Registrable Securities, as the underwriters determine in their sole discretion will not jeopardize the success of the offering. The Secondary Securities so included shall be apportioned among the Eligible Holders and such other selling shareholders having exercised Registration Rights, pro rata in proportion to the total number of Secondary Securities, including Registrable Securities, owned by the Eligible Holders and such other selling shareholders, respectively, before any Secondary Shares shall be included on behalf of any other shareholder, or in such other proportion as may be agreed to by all such shareholders and the Eligible Holders.

    SECTION 8. Delay of Registration. The Eligible Holders shall not have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

    SECTION 9. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless the Eligible Holder, any underwriter (as defined in the Securities Act or other applicable law) for the Eligible Holder and each Person, if any, who controls an Eligible Holder or underwriter within the meaning of the Securities Act, the Exchange Act or other applicable law, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act or other applicable law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act or other applicable law, or any rule or regulation promulgated under the Securities Act or other applicable law; and the Company will pay to each Eligible Holder, underwriter or controlling Person any reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by an Eligible Holder or such underwriter or controlling Person.

         (b) To the extent permitted by law, each Eligible Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act or other applicable law, any underwriter, and any controlling Person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act or other applicable law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Eligible Holder expressly for use in connection with such registration; and such Eligible Holder will pay any reasonable legal or other expenses incurred by any Person to be indemnified pursuant to this
    Section 9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Eligible Holder, which consent shall not be unreasonably withheld; and provided further, however, that in no event shall any indemnity under this Section 9(b) exceed the gross proceeds from the offering received by such Eligible Holder.

         (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

         (d) The obligations of the Company and each Eligible Holder under this
    Section 9 shall survive the completion of any offering of Registrable Securities under a registration statement pursuant to this Agreement, and otherwise.

    SECTION 10. Reports. With a view to making available to the holders of Preferred Stock and Registrable Securities the benefits of Rules 144 and 144A under the Securities Act and any other applicable rule or regulation in each other jurisdiction where the Company's securities are registered that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company agrees to do the following from the date of effectiveness of the Company's first registration statement filed under the Securities Act until the Expiration Date:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144 or other applicable law, at all times;

         (b) file with the SEC and the applicable authority in each other jurisdiction where the Company's securities are registered in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, and the similar laws of each such other jurisdiction; and

         (c) furnish to each holder of Preferred Stock or Registrable Securities forthwith upon request, (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with governmental authorities (including the SEC), and (ii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the SEC or similar authorities in any jurisdiction where the Company's securities are registered, which permits the selling of any such securities without registration.

    SECTION 11. "Market Stand-Off" Agreement. Each holder of Preferred Stock or Registrable Securities hereby agrees that, during the duration of the period specified by the Company and an underwriter of Common Stock or other securities of the Company following the effective date of a registration statement of the Company under the Securities Act (but no longer than six months), it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by such holder at any time during such period except Common

Stock included in such registration and except in a private transaction in which the transferee of such holder agrees to abide by the agreement of the holder pursuant to this Agreement for the remaining duration of the period specified to the holder by the Company and the underwriter. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions, consistent with the provisions of this Section 11, with respect to the shares of Preferred Stock or the Registrable Securities of the Investor (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period.

    SECTION 12. Termination. Except for the right to indemnification provided herein, no holder of Registrable Securities shall be entitled to exercise any right provided for in this Exhibit A after the earlier of (i) five years following the date of effectiveness of the Company's first registration statement filed under the Securities Act or (ii) the date all of the Registrable Securities then owned by Investor may be immediately resold pursuant to Rule 144 (such date, the "Expiration Date").